Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2019
Impairment of Assets [Abstract]
Asset and Goodwill Impairment Testing
Asset and Goodwill Impairment Testing

a)	Asset Impairments

The following pre-tax asset impairments were recorded in the statement of income:

Asset Impairments

(CAD$ in millions)	2019	2018
Fort Hills CGU	$(1,241)	$—
Frontier oil sands project	(1,129)	—
Steelmaking coal CGU	(289)	—
Other	(31)	(41)
Total	$(2,690)	$(41)

Fort Hills CGU

As at December 31, 2019, we recorded a pre-tax impairment of $1.2 billion (after-tax $910 million) related to our interest in Fort Hills. The estimated post-tax recoverable amount of our interest in the Fort Hills CGU of $3.1 billion was lower than our carrying value. This impairment arose as a result of lower market expectations for future Western Canadian Select (WCS) heavy oil prices. The impairment affected the profit (loss) of our energy operating segment (Note 28).

Cash flow projections used in the 2019 analysis were based on current life of mine plans at the testing date and cash flows covered a period of 40 years.

Frontier Oil Sands Project

As at December 31, 2019, we recorded a pre-tax impairment of $1.1 billion (after-tax $944 million) related to our Frontier oil sands project. This impairment arose as a result of our decision to withdraw Frontier from the regulatory review process. We have written down the full carrying value of our interest in the Frontier oil sands project. The impairment affected the profit (loss) of our energy operating segment (Note 28).

Steelmaking Coal CGU

As a result of our decision not to proceed with the Mackenzie-Redcap extension and the short remaining mine life, combined with a decrease in short-term steelmaking coal prices, we recorded a pre-tax impairment of $289 million (after-tax $184 million) of our Cardinal River Operations as at December 31, 2019. The impairment affected the profit (loss) of our steelmaking coal operating segment (Note 28). Our Cardinal River Operations has been written down to the residual value of the remaining mobile equipment.

Other

During the year ended December 31, 2019, we recorded an asset impairment of $31 million related to our remaining cathode operations at Quebrada Blanca.

During the year ended December 31, 2018, we recorded asset impairments of $41 million, of which $31 million was related to capitalized exploration expenditures that are not expected to be recovered and $10 million related to Quebrada Blanca assets that will not be recovered through use.

Sensitivity Analysis

The key inputs used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices would result in us making amendments to the mine plans that would partially offset the effect of lower prices through lower operating and capital costs. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

The recoverable amount of our Fort Hills CGU is most sensitive to changes in WCS heavy oil prices, the Canadian/U.S. dollar exchange rates and discount rates. Ignoring the above described interrelationships, in isolation a US$1 decrease in the real long-term WCS heavy oil price would result in a reduction in the recoverable amount of approximately $135 million. A $0.01 strengthening of the Canadian dollar against the U.S. dollar would result in a reduction in the recoverable amount of approximately $50 million. A 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of approximately $110 million.

b)	Annual Goodwill Impairment Testing

The allocation of goodwill to CGUs or groups of CGUs reflects how goodwill is monitored for internal management purposes. Our Quebrada Blanca CGU and steelmaking coal CGU have goodwill allocated to them (Note 17). The Quebrada Blanca CGU primarily relates to QB2.

We did not identify any goodwill impairment indicators during 2019. We performed our annual goodwill impairment testing at October 31, 2019, calculating the recoverable amount on a FVLCD basis and did not identify any goodwill impairment losses.

Cash flow projections are based on expected mine life. For our steelmaking coal operations, the cash flows cover periods of 1 to 50 years, with a steady state thereafter until reserves and resources are exhausted. For Quebrada Blanca, the cash flow covers 30 years, with our estimate of cash flows thereafter until reserves and resources are exhausted.

Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time as the cash flows are significantly affected by the key assumptions described below in Note 8(c).

Sensitivity Analysis

Our annual goodwill impairment test carried out at October 31, 2019 resulted in the recoverable amount of our steelmaking coal CGU exceeding its carrying value by approximately $4.8 billion. The recoverable amount of our steelmaking coal CGU is most sensitive to the long-term Canadian dollar steelmaking coal price assumption. In isolation, a 10% decrease in the long-term Canadian dollar steelmaking coal price would result in the recoverable amount of the steelmaking coal CGU being equal to the carrying value.

The recoverable amount of our Quebrada Blanca CGU exceeded its carrying amount by approximately $798 million at the date of our annual goodwill impairment testing. The recoverable amount of our Quebrada Blanca CGU is most sensitive to the long-term copper price assumption. In isolation, a 5% decrease in the long-term copper price would result in the recoverable amount of the Quebrada Blanca CGU being equal to its carrying value.

c)	Key Assumptions

The following are the key assumptions used in our impairment testing calculations during the years ended December 31, 2019 and 2018:

	2019	2018
WCS heavy oil prices	Current price used in initial year, increased to a real long-term price in 2024 of US$50 per barrel	N/A
Steelmaking coal prices	Current price used in initial year, increased to a real long-term price in 2024 of US$150 per tonne	Current price used in initial year, decreased to a real long-term price in 2023 of US$150 per tonne
Copper prices	Current price used in initial year, increased to a real long-term price in 2024 of US$3.00 per pound	Current price used in initial year, increased to a real long-term price in 2023 of US$3.00 per pound
Discount rate	5.4%—6.0%	6.0%
Long-term foreign exchange rate	1 U.S. to 1.30 Canadian dollars	1 U.S. to 1.25 Canadian dollars
Inflation rate	2%	2%

Commodity Prices

Commodity price assumptions are based on a number of factors, including forward curves in the near term, and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.

Discount Rates

Discount rates are based on a mining weighted average cost of capital for all mining operations and an oil sands weighted average cost of capital for Fort Hills. For the year ended December 31, 2019, we used a discount rate of 6.0% real, 8.1% nominal post-tax (2018 – 6.0% real, 8.1% nominal post-tax) for mining operations and goodwill. For the year ended December 31, 2019, we used a discount rate of 5.4% real, 7.5% nominal post-tax for oil sands operations.

Foreign Exchange Rates

Foreign exchange rates are benchmarked with external sources of information based on a range used by market participants. Long-term foreign exchange assumptions are from year 2024 onwards for analysis performed in the year ended December 31, 2019 and are from year 2023 onwards for analysis performed in the year ended December 31, 2018.

Inflation Rates

Inflation rates are based on average historical inflation for the location of each operation and long-term government targets.

Reserves and Resources

Future mineral and oil production is included in projected cash flows based on mineral and oil reserve and resource estimates and on exploration and evaluation work undertaken by appropriately qualified persons or qualified reserves evaluators.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans and internal management forecasts. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of each operation, and the risks associated with each operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, which are generally for the extraction and processing of existing reserves and resources. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are subject to ongoing optimization and review by management.

Recoverable Amount Basis

In the absence of a relevant market transaction, we estimate the recoverable amount of our CGUs on a FVLCD basis using a discounted cash flow methodology, taking into account assumptions likely to be made by market participants unless it is expected that the value-in-use methodology would result in a higher recoverable amount. For the asset impairment and goodwill impairment analyses performed in 2019 and 2018, we have applied the FVLCD basis. These estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 30).